Exhibit 10.16

FIRST AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AMENDMENT NO. 3
This FIRST AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AMENDMENT NO. 3 (this “Amendment”), dated as of September 21, 2022, among Kelly Receivables Funding, LLC, as Seller, Kelly Services, Inc., as Servicer, PNC Bank, National Association (“PNC”), as a Related Committed Purchaser, as Purchaser Agent for the PNC Purchaser Group, as LC Bank and as an LC Participant, and PNC Bank, National Association, as Administrator for each Purchaser Group (in such capacity, the “Administrator”), to FIRST AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (the “Receivables Purchase Agreement”), dated as of December 5, 2016, among Seller, Servicer, the various Purchasers and Purchaser Agents from time to time party thereto, LC Bank, LC Participant, and Administrator.
W I T N E S S E T H:
WHEREAS, the Seller desires to amend the Receivables Purchase Agreement to modify the terms thereof;
WHEREAS, the Purchaser Agents, Related Committed Purchasers, Conduit Purchaser, LC Bank, LC Participant, and Administrator agree to amend the Receivables Purchase Agreement pursuant to the terms and conditions set forth herein;
WHEREAS, the Seller has requested that the Administrator, Purchasers and Purchaser Agents consent to an extension of the Facility Termination Date and other amendments thereto; and
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties, the Seller, Servicer, New Purchasers, LC Bank, LC Participant, and Administrator hereto agree as follows:
Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Receivables Purchase Agreement.
Section 2. Amendments to the Receivables Purchase Agreement. Upon satisfaction of the conditions precedent contained in Section 4 below, the reference to “65 days” appearing in clause (g)(iii) of Exhibit V of the Receivables Purchase Agreement is hereby deleted and replaced with a reference to “70 days”.
Section 3. Representations of the Seller and Servicer. Each of Seller and Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement and any other Transaction Documents to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).
Section 4. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:
    (a)    Administrator shall have received a fully-executed counterpart of this Amendment;
    (b)    each representation and warranty of Seller and Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct; and
    (c)    no Termination Event, as set forth in Exhibit V of the Receivables Purchase Agreement, shall have occurred and be continuing.
Section 5. Amendment. The Seller, Servicer, the Purchaser Agents, the Related Committed Purchasers, the Conduit Purchasers (if any), the LC Bank, the LC Participants, and the Administrator hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Purchase Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Purchase Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
Section 6. Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 7. Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
Section 8. Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, Seller, Servicer, Purchaser Agents, Related Committed Purchasers, Conduit Purchaser, LC Bank, LC Participant, and Administrator and their respective successors and permitted assigns.
Section 9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10. Governing Law and Jurisdiction. The provisions of the Receivables Purchase Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

KELLY RECEIVABLES FUNDING, LLC,
as Seller

By:	/s/ Michael F. Orsini
Name:	Michael F. Orsini
Title:	Vice President, Tax & Treasurer

KELLY SERVICES, INC.,
as Servicer

By:	/s/ Michael F. Orsini
Name:	Michael F. Orsini
Title:	Vice President, Tax & Treasurer
[Signature Page to
Amended and Restated Receivables Purchase Agreement Amendment No. 3]

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ Deric Bradford
Name:	Deric Bradford
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the PNC Bank
Purchaser Group, as a Related Committed
Purchaser, as the LC Bank and as an LC
Participant

By:	/s/ Deric Bradford
Name:	Deric Bradford
Title:	Senior Vice President
[Signature Page to
Amended and Restated Receivables Purchase Agreement Amendment No. 3]